UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 17, 2004

United Online, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21301 Burbank Boulevard
Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)

Telephone: (818) 287-3000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 2004, United Online, Inc. (“United Online”) and Mariner Acquisition Corp., a Washington corporation and wholly-owned subsidiary of United Online, completed the acquisition, via merger, of Classmates Online, Inc,. a Washington corporation (“Classmates Online”). Pursuant to the Agreement and Plan of Merger, dated October 23, 2004, among United Online, Mariner Acquisition Corp. and Classmates Online (“Agreement and Plan of Merger”), Mariner Acquisition Corp. was merged with and into Classmates Online, with Classmates Online being the surviving corporation and continuing as a wholly-owned subsidiary of United Online (the “Merger”). Classmates Online operates Classmates.com, connecting millions of members throughout the U.S. and Canada with friends and acquaintances from school, work and the military.

The merger consideration consisted of approximately $100 million in cash, net of cash acquired. Unvested options of Classmates Online were assumed by United Online and converted into options to purchase United Online common stock, with the number of shares and exercise price equitably adjusted to reflect the conversion.

The description of the Agreement and Plan of Merger set forth above is qualified in its entirety by reference to the Agreement and Plan of Merger, which is incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, dated November 4, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

Audited financial statements of Classmates Online, including audited consolidated balance sheets as of December 31, 2003 and 2002 and the related audited statements of income, shareholders’ equity and cash flow for the three fiscal years ended December 31, 2003, 2002 and 2001 and Independent Auditors’ Report are incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K, dated November 4, 2004.   Unaudited financial statements of Classmates Online, including unaudited consolidated balance sheet as of September 30, 2004 and the related unaudited statements of income and cash flow for the nine months ended September 30, 2004 and 2003, that were prepared by Classmates Online are incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K, dated November 4, 2004.

(b) Pro forma financial information.

The following unaudited pro forma financial statements are furnished as part of this Current Report on Form 8-K.

Pro Forma Consolidated Balance Sheet as of September 30, 2004 and notes thereto

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 and notes thereto

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and notes thereto

UNITED ONLINE, INC.

INDEX TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

UNITED ONLINE, INC.

INTRODUCTORY NOTE REGARDING THE UNAUDITED

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On October 23, 2004, United Online (the “Company”) signed the Agreement and Plan of Merger to acquire Classmates Online (see Note 1 in Note to Unaudited Pro Forma Consolidated Financial Statements). The purchase consideration is allocated based on the estimated fair value of Classmates Online's net assets acquired and the excess of cost over the fair value of Classmates Online's net tangible assets acquired will be allocated to goodwill and identifiable intangible assets. Based on a preliminary analysis, identifiable, definite-lived intangible assets will be amortized on a straight-line basis over estimated lives ranging from 3.5 to 10 years. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, Goodwill and Other Intangible Assets, goodwill and indefinite-lived intangibles will not be amortized but will be reviewed for impairment on an annual basis and between annual tests if an event occurs or circumstances change such that an interim review is necessary. These allocations may change when the Company completes its final analysis of the fair values of Classmates Online's net assets. The impact of the allocation of purchase price to goodwill and other identifiable intangible assets could be material to the Company’s future operating results.

The unaudited pro forma consolidated balance sheet as of September 30, 2004 gives effect to the acquisition of Classmates Online as if it had occurred on September 30, 2004 and combines the historical unaudited consolidated balance sheets of United Online and Classmates Online.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 give effect to the acquisition of Classmates Online as if it had occurred on January 1, 2003. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 was prepared based on the unaudited consolidated statement of operations for the six months ended June 30, 2003 for United Online, the audited consolidated statement of operations for the six months ended December 31, 2003 for United Online and the audited consolidated statement of operations for the year ended December 31, 2003 for Classmates Online. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2004 was prepared based on the unaudited consolidated statements of operations for the nine months ended September 30, 2004 for United Online and Classmates Online.

The unaudited pro forma consolidated financial statements are based on estimates and assumptions set forth in the note to these statements. These estimates and assumptions are preliminary and have been made solely for purposes of developing these pro forma consolidated financial statements. Unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations of future periods or the results that actually would have been realized had these transactions occurred on the dates indicated above. These unaudited pro forma consolidated financial statements are based upon the respective historical consolidated financial statements of United Online and Classmates Online and related notes to those statements and should be read in conjunction with those statements and the related notes. Certain reclassifications have been made to conform Classmates Online’s historical financial statements to the presentation of United Online’s historical financial statements.

UNITED ONLINE, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AT SEPTEMBER 30, 2004

	United Online	Classmates Online	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$63,406	$27,782	$57,839	(a)	$23,574
			(125,453	)(c)
Short-term investments	139,239	—	(57,839	)(a)	81,400
Restricted cash	—	225			225
Accounts receivable, net	13,414	3,377			16,791
Deferred tax assets, net	10,255	3,588	5,092	(c)	18,935
Other current assets	12,739	1,657			14,396
Total current assets	239,053	36,629	(120,361)		155,321
Property and equipment, net	18,763	10,319	5,800	(c)	34,882
Restricted cash	—	750			750
Deferred tax assets, net	917	—			917
Goodwill	17,029	112	58,490	(c)	75,631
Intangible assets, net	24,700	678	70,800	(c)	96,178
Other assets	800	243			1,043
Total assets	$301,262	$48,731	$14,729		$364,722

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$38,762	$606	$1,721	(c)	$41,089
Accrued liabilities	16,952	6,003			22,955
Deferred revenue	28,231	25,757			53,988
Deferred tax liabilities	—	376	4,745	(c)	5,121
Capital leases	—	848			848
Total current liabilities	83,945	33,590	6,466		124,001
Deferred revenue	—	671			671
Capital leases	—	759			759
Deferred tax liabilities	—	996	17,815	(c)	18,811
Other liabilities	1,189	283			1,472
Total liabilities	85,134	36,299	24,281		145,714

Stockholders’ equity:
Preferred stock	—	18,566	(18,566	)(c)	—
Common stock	6	3,536	(3,536	)(c)	6
Additional paid-in capital	487,094	—	4,325	(c)	491,419
Deferred stock-based compensation	(9,540)	(101)	101	(c)	(10,985)
			(1,445	)(c)
Accumulated other comprehensive income	335	—			335
Accumulated deficit	(261,767)	(9,569)	9,569	(c)	(261,767)
Total stockholders’ equity	216,128	12,432	(9,552)		219,008
Total liabilities and stockholders’ equity	$301,262	$48,731	$14,729		$364,722

UNITED ONLINE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

(in thousands, except per share amounts)

	United Online	Classmates Online	Adjustments		Pro Forma
Revenues:
Billable services	$306,086	$61,338			$367,424
Advertising and commerce	33,079	16,883	256	(h)	50,218
Other	—	256	(256	)(h)	—
Total revenues	339,165	78,477	—		417,642

Operating expenses:
Cost of billable services	92,785		33	(d)	98,207
			725	(f)
			2,173	(i)
			1,352	(k)
			619	(l)
			520	(m)
Cost of free services	9,659		108	(d)	20,345
			1,208	(f)
			5,084	(k)
			2,329	(l)
			1,957	(m)
Sales and marketing	120,619	36,298	423	(d)	151,851
			(2,196	)(i)
			(996	)(j)
			(2,647	)(l)
			350	(o)
Product development	21,881		358	(d)	27,798
			5,270	(l)
			289	(m)
General and administrative	29,087	21,371	163	(d)	41,726
			23	(i)
			996	(j)
			(6,436	)(k)
			(5,571	)(l)
			2,443	(m)
			(350	)(o)
Amortization of intangible assets	15,856		9,924	(e)	25,786
			6	(n)
Depreciation and amortization	—	5,215	(5,209	)(m)	—
			(6	)(n)
Restructuring charges	(215)	—			(215)
Total operating expenses	289,672	62,884	12,942		365,498
Operating income	49,493	15,593	(12,942)		52,144
Interest and other income, net	4,679	280	(2,726	)(b)	2,233
Interest expense	(43)	(153)			(196)
Income before income taxes	54,129	15,720	(15,668)		54,181
Provision (benefit) for income taxes	(754)	5,224	(1,059	)(b)	(910)
			(172	)(d)
			(3,473	)(e)
			(676	)(f)
Net income	$54,883	$10,496	$(10,288)		$55,091
Net income per share – basic	$0.87				$0.87
Net income per share – diluted	$0.80				$0.80
Shares used to calculate basic net income per share	63,369		—		63,369
Shares used to calculate diluted net income per share	68,752		151	(g)	68,903

UNITED ONLINE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2004

(in thousands, except per share amounts)

	United Online	Classmates Online	Adjustments		Pro Forma
Revenues:
Billable services	$302,291	$41,063			$343,354
Advertising and commerce	26,706	13,205	170	(h)	40,081
Other		170	(170	)(h)	—
Total revenues	328,997	54,438	—		383,435

Operating expenses:
Cost of billable services	71,887		7	(d)	75,802
			563	(f)
			1,465	(i)
			810	(k)
			497	(l)
			573	(m)
Cost of free services	4,919		24	(d)	12,951
			937	(f)
			3,044	(k)
			1,870	(l)
			2,157	(m)
Sales and marketing	131,274	30,639	95	(d)	156,320
			(1,480	)(i)
			(739	)(j)
			(3,469	)(l)
Product development	19,456		80	(d)	26,268
			6,070	(l)
			662	(m)
General and administrative	28,252	15,227	36	(d)	36,960
			15	(i)
			739	(j)
			(3,854	)(k
			(4,968	)(l)
			1,513	(m)
Amortization of intangible assets	12,752		7,443	(e)	20,200
			5	(n)
Depreciation and amortization		4,910	(4,905	)(m)	—
			(5	)(n)
Total operating expenses	268,540	50,776	9,185		328,501
Operating income	60,457	3,662	(9,185)		54,934
Interest and other income, net	3,290	238	(1,833	)(b)	1,695
Interest expense		(57)			(57)
Income before income taxes	63,747	3,843	(11,018)		56,572
Provision for income taxes	26,456	1,616	(458	)(b)	23,993
			(44	)(d)
			(2,977	)(e)
			(600	)(f)
Net income	$37,291	$2,227	$(6,939)		$32,579
Net income per share - basic	$0.60				$0.53
Net income per share - diluted	$0.56				$0.49
Shares used to calculate basic net income per share	61,772		—		61,772
Shares used to calculate diluted net income per share	66,178		151	(g)	66,329

UNITED ONLINE, INC.

NOTE TO THE UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

1.                                      ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE ACQUISITION OF CLASSMATES ONLINE, INC.

(a)                                  To reduce the Company’s short-term investment portfolio to fund the acquisition of Classmates Online.

(b)                                 To reduce interest income due to the reduction in the Company’s short-term investment balance and record the related tax effect.

(c)                                  Preliminary allocation of the purchase consideration to the fair value of the net assets acquired. The fair value of the Classmates Online unvested stock options assumed was determined based on the Black-Scholes option pricing model using a weighted average expected life of 5 years, 0% dividend yield, volatility of 99%, and a risk-free interest rate of 3%.

Purchase Consideration
Cash	$125,453
Fair value of stock options assumed	4,325
Intrinsic value of unvested stock options	(1,445)
Estimated acquisition costs	1,721

Total purchase consideration	$130,054

Description	Estimated Fair Value	Estimated Amortizable Life
Net assets acquired:
Cash	$27,782
Accounts receivable	3,377
Restricted cash	975
Deferred tax assets	8,680
Property and equipment	16,119
Other assets	2,690
Accounts payable and accrued liabilities	(6,609)
Deferred revenue	(26,428)
Deferred tax liabilities	(23,932)
Capital leases	(1,607)
Other liabilities	(283)

Total net assets acquired	764

Intangible assets acquired:
Trademark and trade name	20,200	indefinite
Advertising contracts	10,300	3.5 years
Gold members	19,700	4 years
Basic members	20,600	10 years

Total intangible assets acquired	70,800

Goodwill	58,490

Total purchase consideration	$130,054

The estimated fair value of assets and liabilities are based, in part, on a preliminary valuation by a third party valuation specialist. The final allocation of the purchase consideration at closing may be different from the allocation based on this preliminary valuation.

An adjustment of $5,092 has been made to deferred tax assets to reflect the tax benefit associated with the estimated payment at closing of approximately $14.5 million related to vested stock options of Classmates Online.

An adjustment of $22,560 has been made to deferred tax liabilities to reflect the differences between the financial statement carrying amounts of amortizable intangible assets and property and equipment and their tax bases.

(d)                                 To record stock-based compensation and the related tax effect associated with the assumption of Classmates Online’s unvested stock options.

(e)                                  To record amortization expense and the related income tax effect for the intangible assets acquired.

(f)                                    To record depreciation expense and the related income tax effect for the increase in fair value of property and equipment.

(g)                                 To adjust diluted weighted average shares outstanding for the stock options assumed.

(h)                                 To reclass Classmates Online’s other revenue to conform to United Online’s financial statement presentation.

(i)                                     To reclass Classmates Online’s billing costs to conform to United Online’s financial statement presentation.

(j)                                     To reclass Classmates Online’s revenue tax to conform to United Online’s financial statement presentation.

(k)                                  To reclass Classmates Online's data center costs to conform to United Online’s financial statement presentation.

(l)                                     To reclass Classmates Online's personnel and overhead-related costs to United Online’s financial statement presentation.

(m)                               To reclass Classmates Online's depreciation to United Online’s financial statement presentation.

(n)                                 To reclass Classmates Online's amortization to United Online’s financial statement presentation.

(o)                                 To reclass Classmates Online's advertising expense to United Online’s financial statement presentation.

(c) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated October 23, 2004, by and among United Online, Inc., Mariner Acquisition Corp. and Classmates Online, Inc. (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, dated November 4, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	November 23, 2004	UNITED ONLINE, INC.

/s/ Charles S. Hilliard
Charles S. Hilliard
Executive Vice President, Finance,
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated October 23, 2004, by and among United Online, Inc., Mariner Acquisition Corp. and Classmates Online, Inc. (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, dated November 4, 2004).